UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Additional Materials [ ] Soliciting Material Pursuant to ss. 240.14 a-11(c) or ss.240.14a-12

BALLY TOTAL FITNESS HOLDING CORPORATION

(Name of Registrant as Specified in Its Charter)

Liberation Investments, L.P.

Liberation Investments Ltd.

Liberation Investment Group, LLC

Mr. Emanuel R. Pearlman

Mr. Gregg E. Frankel

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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LIBERATION INVESTMENTS, L.P.

11766 Wilshire Blvd, Suite #870

Los Angeles, CA 90025

LIBERATION INVESTMENTS LTD.

11766 Wilshire Blvd, Suite #870

Los Angeles, CA 90025

December 30, 2005

Dear Fellow Stockholder:

On behalf of Liberation Investments, L.P., Liberation Investments Ltd. and their affiliates (collectively, “Liberation”), we are pleased to enclose our Proxy Statement and GOLD Proxy Card, which will enable you to support our stockholder proposals to improve the quality of corporate governance at Bally Total Fitness Holding Corporation (the “Company” or “Bally”). We expect that our proposals will be voted on at the 2006 Annual Meeting of Stockholders of the Company currently slated to occur at 8:30 A.M. (CST) on January 26, 2006, at the Renaissance Chicago O’Hare Hotel, 8500 West Bryn Mawr Avenue, Chicago, Illinois, including any adjournments or postponements thereof or any special meeting that may be called in lieu thereof (the “Annual Meeting”). Liberation is the beneficial owner of 4,284,450 shares or approximately 11.19% of the Common Stock of the Company, making it one of the Company’s largest stockholders.

As you may be aware, Liberation has long been concerned about the quality of corporate governance at Bally. We believe that stockholder democracy at the Company would be bolstered by providing stockholders with a continuing voice in determining the tenure of Bally’s senior management team, including its Chief Executive Officer and President. We expect that the existence of such a stockholder right would strengthen corporate governance by serving as a powerful incentive for members of senior management to pay careful attention to their fiduciary duties and focus keenly on maximizing value for all stockholders.

We believe that the Company is presently at a critical strategic crossroads. The Company reported on November 30, 2005 that it is actively pursuing extraordinary alternatives, including a possible merger or sale transaction. We are asking you to join us in increasing management accountability to stockholders by supporting our call for improved corporate governance. It is time for us to make these much needed changes.

The enclosed Proxy Statement contains important information concerning the Company’s Annual Meeting. Please read it carefully.

WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD TODAY.

Thank you for your support.

Sincerely,

LIBERATION INVESTMENTS, L.P.

LIBERATION INVESTMENTS LTD.

Emanuel R. Pearlman

2006 ANNUAL MEETING OF STOCKHOLDERS

of

Bally Total Fitness Holding Corporation

PROXY STATEMENT

of

Liberation Investments, L.P. and

Liberation Investments Ltd.

This Proxy Statement and the enclosed GOLD Proxy Card are being furnished by Liberation Investments, L.P., Liberation Investments Ltd. and our affiliates, Liberation Investment Group, LLC, Emanuel R. Pearlman, the General Manager, Chairman and Chief Executive Officer of Liberation Investment Group, LLC, and Gregg E. Frankel, President of Liberation Investment Group, LLC (collectively, “Liberation”), to holders of common stock, par value $.01 per share (the “Common Stock”), of Bally Total Fitness Holding Corporation, a Delaware corporation (“Bally” or the “Company”), in connection with the solicitation of proxies for use at the annual meeting of the Company’s stockholders and at any and all adjournments or postponements thereof (the “Annual Meeting”). The Annual Meeting is scheduled to be held at 8:30 A.M. (CST) on January 26, 2006, at the Renaissance Chicago O’Hare Hotel, 8500 West Bryn Mawr Avenue, Chicago, Illinois. As of December 29, 2005, Liberation was the beneficial owner of 4,284,450 shares of Common Stock in the aggregate, representing approximately 11.19% of the outstanding shares. According to filings made publicly available by the Company, there were 38,285,905 shares of its Common Stock outstanding as of December 20, 2005.

THIS SOLICITATION IS BEING MADE BY LIBERATION AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

This Proxy Statement and the GOLD Proxy Card are first being mailed or furnished to stockholders of the Company on or about December 30, 2006.

YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED GOLD PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY. PROPERLY VOTING THE ENCLOSED GOLD PROXY CARD AUTOMATICALLY REVOKES ALL PRIOR PROXY CARDS PREVIOUSLY SIGNED BY YOU.

DO NOT MAIL ANY PROXY CARD OTHER THAN THE ENCLOSED GOLD CARD IF YOU WISH TO VOTE FOR THE PROPOSALS LIBERATION SUPPORTS.

EVEN IF YOU PREVIOUSLY HAVE VOTED A PROXY CARD FURNISHED TO YOU BY THE COMPANY’S BOARD OF DIRECTORS OR ANY OTHER PARTY, YOU HAVE THE LEGAL RIGHT TO CHANGE YOUR VOTE BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD. ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE ANNUAL MEETING.

HOLDERS OF RECORD OF SHARES OF COMMON STOCK AS OF DECEMBER 20, 2005, THE RECORD DATE FOR VOTING AT THE ANNUAL MEETING, ARE URGED TO SUBMIT A GOLD PROXY CARD EVEN IF YOUR SHARES ARE SOLD AFTER THE RECORD DATE.

IF YOU PURCHASED SHARES OF COMMON STOCK AFTER THE RECORD DATE AND WISH TO VOTE SUCH SHARES AT THE ANNUAL MEETING, YOU SHOULD OBTAIN A GOLD PROXY CARD FROM THE SELLER OF SUCH SHARES.

IF YOUR SHARES ARE REGISTERED IN YOUR OWN NAME, PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TO US IN CARE OF INNISFREE M&A INCORPORATED, THE FIRM ASSISTING US IN THE SOLICITATION OF PROXIES, IN THE POSTAGE-PAID ENVELOPE PROVIDED. IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK NOMINEE

OR OTHER INSTITUTION, ONLY IT CAN SIGN A GOLD PROXY CARD WITH RESPECT TO YOUR SHARES AND ONLY UPON RECEIPT OF SPECIFIC INSTRUCTIONS FROM YOU. ACCORDINGLY, YOU SHOULD CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND GIVE INSTRUCTIONS FOR A GOLD PROXY CARD TO BE SIGNED REPRESENTING YOUR SHARES. WE URGE YOU TO CONFIRM IN WRITING YOUR INSTRUCTIONS TO THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND TO PROVIDE A COPY OF SUCH INSTRUCTIONS TO US IN CARE OF INNISFREE M&A INCORPORATED AT THE ADDRESS INDICATED BELOW SO THAT WE WILL BE AWARE OF ALL INSTRUCTIONS GIVEN AND CAN ATTEMPT TO ENSURE THAT SUCH INSTRUCTIONS ARE FOLLOWED.

If you have any questions about executing your proxy or require assistance, please call:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Stockholders Call Toll-Free:

888-750-5834

Banks and Brokers Call Collect:

212-750-5833

LIBERATION INVESTMENTS, L.P. AND

LIBERATION INVESTMENTS LTD.

The proxies solicited hereby are being sought by Liberation. Liberation Investments, L.P. is a Delaware limited partnership, and Liberation Investments Ltd. is a private offshore investment corporation. The principal business of Liberation Investments, L.P. is that of a private investment partnership engaging in the purchase and sale of securities for investment for its own account, and the principal business of Liberation Investments Ltd. is that of a private offshore investment corporation engaging in the purchase and sale of securities for investment for its own account. The shares of Common Stock beneficially owned by Liberation are set forth in Appendix I hereto.

For additional information regarding Liberation and the participants in this proxy solicitation, please see Appendix I annexed to this Proxy Statement.

REASONS FOR THE SOLICITATION

Liberation has long been concerned about the quality of corporate governance at Bally. We believe that stockholder democracy at the Company would be bolstered by providing stockholders with a continuing voice in determining the tenure of Bally’s senior management team, including its Chief Executive Officer and President. We expect that the existence of such a stockholder right would strengthen corporate governance by serving as a powerful incentive for members of senior management to pay careful attention to their fiduciary duties and focus keenly on maximizing value for all stockholders.

We believe that the Company is presently at a critical strategic crossroads. The Company reported on November 30, 2005 that it is actively pursuing extraordinary alternatives, including a possible merger or sale transaction. It is therefore essential that we act now to establish greater management accountability. Our proposals offer you the opportunity to pave the way for the appointment of a new Chief Executive Officer and President of the Company. We urge you to support our efforts.

Although Liberation strongly believes that adoption of the proposals contained herein will serve to maximize stockholder value, Liberation gives no assurances that the adoption of any or all of such proposals will produce the anticipated increase in stockholder value and can give no assurance that any successor Chief Executive Officer and President who may be appointed following the adoption of the proposals contained herein will be more committed to building stockholder value and making strategic decisions that will best serve all stockholders than current Company leadership is.

We urge stockholders to support our call for improved corporate governance by voting in the following manner:

1.	LIBERATION EXPRESSES NO OPINION AND MAKES NO RECOMMENDATION with respect to the director nominees named herein, Charles J. Burdick, Barry R. Elson and Don R. Kornstein;

2.	FOR our proposal to amend the Company’s Amended and Restated Bylaws (the “Bylaws”) to give stockholders the authority to remove the Chief Executive Officer and President of the Company;

3.	FOR our proposal to amend the Company’s Bylaws to increase stockholder authority with respect to determining the tenure of officers of the Company;

4.	FOR our proposal to amend the Company’s Bylaws to protect stockholder authority to remove officers of the Company;

5.	FOR our proposal to remove Paul A. Toback as Chief Executive Officer and President of the Company;

6.	LIBERATION EXPRESSES NO OPINION AND MAKES NO RECOMMENDATION with respect to the proposal of Pardus European Special Opportunities Master Fund L.P. and certain of its affiliates (collectively, “Pardus”) to amend the Company’s Bylaws to repeal any amendments to the Bylaws made by the Board of Directors from May 26, 2005 through the date on which the proposal is approved;

7.	AGAINST the approval of the Board of Directors’ 2006 Omnibus Equity Compensation Plan; and

8.	LIBERATION EXPRESSES NO OPINION AND MAKES NO RECOMMENDATION with respect to the Board of Directors’ proposal to ratify the appointment of KPMG LLP as independent auditor for the Company for the fiscal year ending December 31, 2005.

The effectiveness of each of Proposals 2, 3, 4 and 5 above (collectively, the “Liberation Proposals”) is conditioned upon the receipt of approval of all of the Liberation Proposals. Consequently, if any of the Liberation Proposals is not approved, none of the Liberation Proposals will be enacted even though sufficient votes may have been received to approve a particular Liberation Proposal.

Although Proposals 3 and 4 above are closely related to each other conceptually, they propose to amend different provisions of the Bylaws and are accordingly presented as independent proposals in accordance with the requirements of Rule 14a-4(a)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Proposal 1. Nominees for Election to the Board of Directors.

At the Annual Meeting, assuming a quorum is present, three Class III Directors are to be elected to serve for three-year terms expiring in 2008, or until their successors have been duly elected or qualified.

We expect that the Board of Directors will nominate Charles J. Burdick, Barry R. Elson and Eric Langshur for election as directors in the class of directors whose term expires on the date of the Annual Meeting. We expect that Pardus will nominate Charles J. Burdick, Barry R. Elson and Don R. Kornstein to serve as directors in the class of directors whose term expires on the date of the Annual Meeting.

Charles J. Burdick, Barry R. Elson and Don R. Kornstein have each consented to being named as nominees in our Proxy Statement and on our Proxy Card and have confirmed to us their willingness to serve as directors if elected. We refer you to the Board of Directors’ and Pardus’ Proxy Statements, each of which may be accessed free of charge at the website maintained by the SEC at www.sec.gov, for additional information concerning Charles J. Burdick, Barry R. Elson and Don R. Kornstein.

We had intended to name all expected director nominees in this Proxy Statement and on our Proxy Card in order to give stockholders voting on our Proxy Card the broadest range of choices available with respect to the election of directors. However, we did not receive the consent of Eric Langshur to be named as a director nominee in our proxy materials. Furthermore, Mr. Langshur did not confirm to us that he would serve on the Board of Directors if elected. Accordingly, pursuant to Rule 14a-4(d) promulgated under the Exchange Act, Mr. Langshur is not considered a bona fide nominee for purposes of this Proxy Statement. Thus, we are prohibited from naming Mr. Langshur as a director nominee on our Proxy Card and may not solicit the authority to cast any vote with respect to his election.

According to the Proxy Statements of the Board of Directors and Pardus, the affirmative vote of the holders of a majority of the shares represented in person or by proxy at the meeting and entitled to vote in the election of directors is required to elect each director nominee. Accordingly, votes not cast with respect to the election of one or more directors will have the effect of a negative vote with respect to the election of directors, although such votes will be counted for purposes of determining whether there is a quorum.

LIBERATION EXPRESSES NO OPINION AND MAKES NO RECOMMENDATION WITH RESPECT TO HOW OR WHETHER YOU SHOULD VOTE FOR CHARLES J. BURDICK, BARRY R. ELSON OR DON R. KORNSTEIN FOR ELECTION TO THE BOARD OF DIRECTORS.

Proposal 2. Stockholder Authority to Remove Chief Executive Officer and President of the Company.

This proposal is being brought before the Annual Meeting pursuant to (i) Article Fifth, Section B of the Restated Certificate of Incorporation of the Company, which provides, in relevant part, that the Bylaws may be amended upon the affirmative vote of not less than 75% of the votes entitled to be cast by the holders of all outstanding shares of the Company’s stock then entitled to vote, and (ii) Section 109 of the Delaware General Corporation law, which provides the stockholders of a company with the authority to amend its bylaws.

We propose that stockholders approve and adopt the following resolution:

“RESOLVED, that the stockholders of the Company do hereby amend Article IV, Section 1, of the Amended and Restated Bylaws of Bally Total Fitness Holding Corporation by deleting such section in its entirety and replacing it as follows:1

“The officers of the Corporation shall be chosen by the Board of Directors, provided that the stockholders shall be empowered to remove the Corporation’s Chief Executive Officer and President from office by the affirmative vote of the holders of a majority of the Corporation’s issued and outstanding stock then entitled to vote. The Corporation’s officers shall be a Chief Executive Officer, who shall also be the Corporation’s President, a Secretary and a Treasurer. The Board of Directors, in its discretion, may also choose a Chairman of the Board of Directors (who must be a director) and one or more Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Certificate of Incorporation or these Bylaws. The officers of the Corporation need not be stockholders of the Corporation nor, except in the case of the Chairman of the Board of Directors, need such officers be directors of the Corporation.”

Reasons for the Proposal. Currently, the Company’s Bylaws do not provide stockholders with the authority to remove the Chief Executive Officer and President of the Company. If you believe, as we do, that stockholder democracy would be strengthened by providing the stockholders with the authority to determine the tenure of the Chief Executive Officer and President of the Company, then we urge you to support this proposal. We believe that this proposal would increase management accountability to stockholders and, in turn, improve the quality of the Company’s corporate governance.

LIBERATION RECOMMENDS THAT YOU VOTE “FOR” ITS PROPOSAL TO GIVE STOCKHOLDERS THE AUTHORITY TO REMOVE THE CHIEF EXECUTIVE OFFICER AND PRESIDENT OF THE COMPANY.

Proposal 3. Increase Stockholder Authority with Respect to Determining the Tenure of Officers of the Company.

This proposal is being brought before the Annual Meeting pursuant to (i) Article Fifth, Section B of the Restated Certificate of Incorporation of the Company, which provides, in relevant part, that the Bylaws may be

[1]	For ease of reference, text to be added to the existing text of the Bylaws by this resolution is underscored below.

amended upon the affirmative vote of not less than 75% of the votes entitled to be cast by the holders of all outstanding shares of the Company’s stock then entitled to vote, and (ii) Section 109 of the Delaware General Corporation law, which provides the stockholders of a company with the authority to amend its bylaws.

We propose that stockholders approve and adopt the following resolution:

“RESOLVED, that the stockholders of the Company do hereby amend Article IV, Section 2, of the Amended and Restated Bylaws of Bally Total Fitness Holding Corporation by deleting such section in its entirety and replacing it as follows:2

“The Board of Directors at its first meeting held after each annual meeting of stockholders shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors or the stockholders, as the case may be. All officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal by the Board of Directors or the stockholders. Any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. The Corporation’s Chief Executive Officer and President may also be removed by the stockholders as provided in Section 1 of this Article IV, and no person removed as Chief Executive Officer and President shall thereafter be appointed or reappointed by the Board of Directors to serve as an officer of the Corporation. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers who are directors of the Corporation shall be fixed by the Board of Directors.”

Reasons for the Proposal. This proposal is meant to ensure the vitality of stockholder democracy at the Company by providing the stockholders with the right to remove a member of senior management if his or her performance falls well short of the mark. While we expect that this right would only very rarely be exercised by stockholders owing to the high threshold of stockholder support required to make use of it, we believe that its very existence would serve as a powerful incentive for members of senior management to pay careful attention to their fiduciary duties and focus keenly on maximizing value for all stockholders as a result of the fact that they will ultimately be answerable to the stockholders for the failure to do so. In addition, in order to ensure that the Board of Directors cannot frustrate the expressed will of stockholders holding a majority of the Common Stock to remove the Chief Executive Officer and President of the Company, this proposal provides a mechanism to prevent the Board of Directors from reappointing a Chief Executive Officer and President who may be removed by the stockholders following the adoption of Proposal 2 described herein.

Currently, the Company’s Bylaws do not provide stockholders with the authority to remove officers of the Company. If you believe, as we do, that stockholder democracy would be strengthened by providing the stockholders with a meaningful voice in determining the tenure of the Company’s senior management team, then we urge you to support this proposal. We believe that this proposal would increase management accountability to stockholders by making management answerable to the stockholders and, in turn, improve the quality of the Company’s corporate governance.

LIBERATION RECOMMENDS THAT YOU VOTE “FOR” ITS PROPOSAL TO INCREASE STOCKHOLDER AUTHORITY WITH RESPECT TO DETERMINING THE TENURE OF OFFICERS OF THE COMPANY.

Proposal 4. Protection of Stockholder Authority to Remove Officers of the Company.

This proposal is being brought before the Annual Meeting pursuant to (i) Article Fifth, Section B of the Restated Certificate of Incorporation of the Company, which provides, in relevant part, that the Bylaws may be amended upon the affirmative vote of not less than 75% of the votes entitled to be cast by the holders of all outstanding shares of the Company’s stock then entitled to vote, and (ii) Section 109 of the Delaware General Corporation law, which provides the stockholders of a company with the authority to amend its bylaws.

[2]	For ease of reference, text to be added to the existing text of the Bylaws by this resolution is underscored below.

We propose that stockholders approve and adopt the following resolution:

“RESOLVED, that the stockholders of the Company do hereby amend Article VIII, Section 5, of the Amended and Restated Bylaws of Bally Total Fitness Holding Corporation by deleting such section in its entirety and replacing it as follows:3

“Section 2 of Article III, Section 1 of Article IV, Section 2 of Article IV and this Section 5 of Article VIII of these Bylaws may only be altered, amended, changed or repealed by action of the stockholders of the Corporation.”

Reasons for the Proposal. Currently, the Company’s Bylaws would not prevent the Board of Directors from amending the Bylaws following the Annual Meeting to eviscerate the authority of stockholders to remove officers of the Company contemplated by Proposals 2 and 3 described herein. This proposal would prevent the Board of Directors of the Company from amending the Bylaws against the expressed will of stockholders holding a majority of the Common Stock to eliminate the contemplated authority of stockholders to remove the Chief Executive Officer and President of the Company.

If you believe, as we do, that stockholder democracy would be strengthened by providing the stockholders with a meaningful voice in determining the tenure of the Company’s senior management team, then we urge you to support this proposal.

LIBERATION RECOMMENDS THAT YOU VOTE “FOR” ITS PROPOSAL TO PROTECT STOCKHOLDER AUTHORITY TO REMOVE OFFICERS OF THE COMPANY.

Proposal 5. Removal of Paul A. Toback as Chief Executive Officer and President of the Company.

We propose that stockholders approve and adopt the following resolution:

“FURTHER RESOLVED, that Paul A. Toback is hereby removed as the Chief Executive Officer and President of the Company, effective immediately.”

Reasons for the Proposal. While the Company’s Bylaws do not currently provide stockholders with the authority to remove officers of the Company, such authority is contemplated by Proposal 2 described herein. If you believe, as we do, that stockholder democracy would be bolstered by providing the stockholders with a voice in determining the tenure of the Company’s senior management team, then we urge you to support this proposal. This proposal offers you the opportunity to pave the way for the appointment of a new Chief Executive Officer and President of the Company.

Liberation gives no assurance that any successor Chief Executive Officer and President who may be appointed following the adoption of the Liberation Proposals will be more committed to building stockholder value and making strategic decisions that will best serve all stockholders than current Company leadership is.

LIBERATION RECOMMENDS THAT YOU VOTE “FOR” ITS PROPOSAL TO REMOVE PAUL A. TOBACK AS CHIEF EXECUTIVE OFFICER AND PRESIDENT OF THE COMPANY.

Proposal 6. Pardus Bylaw Proposal.

This proposal (the “Pardus Proposal”) is being brought before the Annual Meeting by Pardus pursuant to Section 109 of the Delaware General Corporation law. According to Pardus’ Proxy Statement, the Pardus Proposal is intended to deter the current members of the Board of Directors from amending the Company’s Bylaws in a manner that would create obstacles to the election of Pardus’ nominees. We encourage you to review Pardus’ Proxy Statement for additional information concerning the Pardus Proposal.

[3]	For ease of reference, text to be added to the existing text of the Bylaws by this resolution is underscored below.

Pardus proposes that stockholders approve and adopt the following binding resolution:

“RESOLVED, that each provision or amendment of the Bylaws of Bally Total Fitness Holding Corporation (the “Company”) adopted by the Board of Directors of the Company without the approval of the Company’s stockholders subsequent to May 25, 2005 (purportedly the last date of reported changes) and prior to the approval of this resolution be, and they hereby are, repealed, effective as of the time this resolution is approved by the Company’s stockholders.”

LIBERATION EXPRESSES NO OPINION AND MAKES NO RECOMMENDATION WITH RESPECT TO HOW OR WHETHER YOU SHOULD VOTE FOR THE PARDUS PROPOSAL.

Proposal 7. Board of Directors’ 2006 Omnibus Equity Compensation Plan.

According to the Proxy Statement of the Board of Directors, the Board of Directors has approved the Bally Total Fitness Holding Corporation 2006 Omnibus Equity Compensation Plan (the “Plan”) and will be submitting the Plan for stockholder approval at the Annual Meeting. Under the Plan, which is more fully described in the Proxy Statement of the Board of Directors and appended thereto, the Company will be able to grant stock options, stock units, stock awards, dividend equivalents and other stock-based awards to certain employees and non-employee directors of Bally and employees of Bally’s subsidiaries.

According to the Proxy Statement of the Board of Directors, the Board of Directors’ adoption of the Plan is conditioned on stockholder approval. The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the meeting and entitled to vote will be required to approve the Plan. According to the Proxy Statement of the Board of Directors, the rules of the New York Stock Exchange further require that at least a majority of the votes of shares of common stock entitled to vote must be cast with respect to the approval of the Plan.

Liberation is soliciting proxies to vote against approval of the Plan. Based on Bally public filings, substantial equity compensation packages have already been granted twice in 2005 to all members of the Company’s senior management. These grants were comprised of approximately $5,490,8504 in restricted stock and options to purchase an additional approximately 794,000 shares. Previous equity compensation programs administered by the Board of Directors or its designees have been dilutive to stockholders and we therefore believe that stockholders are best served by rejecting the Plan. Moreover, we are concerned that the Plan does not, by its proposed terms, link awards with clearly identified individual or Company performance benchmarks, relying instead exclusively on the “full power and express discretionary authority” of a committee appointed by the Board of Directors for the determination of grants. Finally, the Plan would enable a committee appointed by the Board of Directors to accelerate vesting and lapsing of restrictions on any and all outstanding equity compensation grants issued under the Plan upon the occurrence of certain change in control events. Since Bally has recently announced its intention to explore “strategic alternatives,” including arrangements that would constitute a change in control under the proposed terms of the Plan, additional dilution of stockholders’ stakes in the Company may occur if you approve the Plan. Under the terms of the Plan, up to 2,500,000 shares of Common Stock could be awarded to management, which would constitute approximately 6.5% of the Common Stock outstanding as of December 5, 2005.

By voting against approval of the Plan, stockholders can send management a strong message that they support our proposals for improved stockholder rights and oppose further dilution of stockholders’ stakes in the Company.

LIBERATION RECOMMENDS THAT YOU VOTE “AGAINST” THE APPROVAL OF THE PLAN.

[4]	This figure was calculated using the closing price of Bally’s stock on the trading day immediately preceding the day on which each grant of restricted stock was made.

Proposal 8. Ratification of the Appointment of KPMG LLP as Independent Auditor for the Company for the Fiscal Year Ending December 31, 2005.

According to the Proxy Statement of the Board of Directors, the Audit Committee has appointed KPMG LLP as the Company’s independent auditor for the fiscal year ending December 31, 2005. The Board of Directors reports in its Proxy Statement that although stockholder ratification of the Audit Committee’s selection of KPMG is not required by the Company’s Bylaws, it believes that it is of sufficient importance to seek ratification.

According to the Proxy Statement of the Board of Directors, representatives of KPMG are expected to be present at the Annual Meeting to “respond to stockholders’ questions and to have the opportunity to make any statements they consider appropriate.”

LIBERATION EXPRESSES NO OPINION AND MAKES NO RECOMMENDATION WITH RESPECT TO HOW OR WHETHER YOU SHOULD VOTE FOR THE RATIFICATION OF KPMG LLP AS INDEPENDENT AUDITOR FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED GOLD PROXY CARD IN THE ENCLOSED ENVELOPE.

Other Matters to be Considered at the Annual Meeting

The Company will send to you the Board of Directors’ Proxy Statement discussing, among other things, its slate of director nominees, Pardus’ slate of director nominees, the Pardus Proposal, its proposal to approve the Plan, its proposal to ratify the appointment of KPMG LLP as independent auditor for the Company for the fiscal year ending December 31, 2005 and any other matter that may properly come before the Annual Meeting. It is expected that Pardus will also send you its Proxy Statement discussing, among other things, its slate of director nominees and the Pardus Proposal. With the exception of the Board of Directors’ slate of director nominees, Pardus’ slate of director nominees, the Pardus Proposal, the Board of Directors’ proposal to approve the Plan, the Board of Directors’ proposal to ratify the appointment of KPMG LLP as independent auditor for the Company for the fiscal year ending December 31, 2005 and the proposals contained herein, Liberation is not aware at the present time of any other matters which are scheduled to be voted upon by stockholders at the Annual Meeting.

As stated under Proposal 1, above, we EXPRESS NO OPINION AND MAKE NO RECOMMENDATION with respect to how or whether you should vote for Charles J. Burdick, Barry R. Elson or Don R. Kornstein for election to the Board of Directors. In addition, we EXPRESS NO OPINION AND MAKE NO RECOMMENDATION with respect to how or whether you should vote for the Pardus Proposal. We are soliciting your proxy to vote FOR the Liberation Proposals. As stated under Proposal 7, above, we are soliciting your proxy to vote AGAINST the approval of the Board of Directors’ 2006 Omnibus Equity COMPENSATION Plan. As stated under Proposal 8, above, we EXPRESS NO OPINION AND MAKE NO RECOMMENDATION with respect to the Board of Directors’ proposal to ratify the appointment of KPMG LLP as independent auditor for the Company for the fiscal year ending December 31, 2005.

You may mark the enclosed GOLD Proxy Card for one or more of the director nominees identified therein, or you may WITHHOLD AUTHORITY to vote for such nominees, and we will vote your proxy accordingly. If a nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election, the proxies will be voted as an abstention vote.

VOTING AND PROXY PROCEDURE

Proxy Information

The enclosed GOLD Proxy Card may be executed only by holders of record at the close of business on December 20, 2005 (the “Record Date”).

The shares of Common Stock represented by each GOLD Proxy Card that is properly executed and returned to Liberation will be voted at the Annual Meeting in accordance with the instructions marked thereon, but if no instructions are marked thereon, the Proxy Card will be voted in the discretion of the proxies with respect to the director nominees named therein; FOR each of the Liberation Proposals; to ABSTAIN with respect to the Pardus Proposal; AGAINST the approval of the Board of Directors’ 2006 Omnibus Equity Compensation Plan; to ABSTAIN with respect to the Board of Directors’ proposal to ratify the appointment of KPMG LLP as independent auditor for the Company for the fiscal year ending December 31, 2005; and FOR granting the proxies discretionary authority concerning whatever other matters may properly come before the Annual Meeting or any adjournments or postponements thereof.

If any other matter properly comes before the Annual Meeting that we do not become aware of a reasonable time before the Annual Meeting and you grant the persons named as proxies on the enclosed GOLD Proxy Card with discretionary authority, such persons will vote all shares covered by such proxies in accordance with their discretion with respect to such matter. However, if Liberation becomes aware a reasonable time in advance of the Annual Meeting that a matter will be presented for a stockholder vote at the Annual Meeting that is not included on the enclosed GOLD Proxy Card, Liberation will not have discretionary authority to vote on such matters and intends either to refrain from voting on any such matter or to revise the GOLD Proxy Card in order to include any such additional matter thereon and furnish the same to the stockholders. If a stockholder specifies the manner in which his or her shares are to be voted on any such additional matters on a revised GOLD Proxy Card, Liberation will vote such stockholder’s shares as specified. Bally also will furnish stockholders with additional proxy materials describing any such additional matter. Submission of any properly executed Proxy Card will revoke all prior Proxy Cards.

If you hold your shares in one or more brokerage firms, banks or nominees, only they can vote your shares and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions to vote the GOLD Proxy Card.

Proxy Revocation

Whether or not you plan to attend the Annual Meeting, Liberation urges you to vote in accordance with their recommendations contained herein by signing, dating and returning the GOLD Proxy Card in the enclosed envelope. You can do this even if you have already sent a different Proxy Card solicited by the Board of Directors or Pardus. The Proxy Card that you submit bearing the latest date will be effective to cast your vote, and as such will revoke all Proxy Cards previously executed and submitted by you.

Execution of a GOLD Proxy Card does not affect your right to attend the Annual Meeting and to vote in person. Any stockholder that has submitted a Proxy Card (including a Proxy Card given to the Company) may revoke it at any time before it is voted by (a) submitting a new, duly executed Proxy Card bearing a later date, (b) attending and voting at the Annual Meeting in person, or (c) at any time before a previously executed Proxy Card is voted, giving written notice of revocation to either Liberation, c/o Innisfree M&A Incorporated, or the Company. Merely attending the Annual Meeting will not revoke any previous Proxy Card which has been duly executed by you. If you hold your shares in the name of a bank or broker or other nominee, and want to vote your shares in person at the Annual Meeting, you must obtain a legal proxy from the record holder of the shares. The GOLD Proxy Card furnished to you by Liberation, if properly executed and delivered, will revoke all prior proxies you may have executed and submitted.

IF YOU PREVIOUSLY EXECUTED AND RETURNED A PROXY CARD TO THE COMPANY, LIBERATION URGES YOU TO REVOKE IT BY SIGNING, DATING AND MAILING THE GOLD PROXY CARD IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING WITHIN THE UNITED STATES.

Dissenters’ Right Of Appraisal

Stockholders do not have appraisal or similar rights of dissenters under Delaware law with respect to the matters described in this Proxy Statement.

Quorum and Voting

The Board of Directors’ Proxy Statement is required to provide information about the number of shares of Bally Total Fitness Holding Corporation stock outstanding and entitled to vote, the number of record holders thereof and the record date for the Annual Meeting, and reference is made thereto for such information. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote on matters that come before the Annual Meeting.

The presence in person or by proxy of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Assuming a quorum is present, according to the Proxy Statements of the Board of Directors, Pardus and Liberation, as the case may be, a majority of the shares of Common Stock represented at the meeting and entitled to vote is required to elect any of the director nominees, approve the Board of Directors’ 2006 Omnibus Equity Compensation Plan, ratify the appointment of KPMG LLP as independent auditor for the Company for the fiscal year ending December 31, 2005 and to approve our proposal to remove Paul A. Toback as Chief Executive Officer and President of the Company (although the approval of such proposal is contingent on the approval of each of the other Liberation Proposals, each of which requires the support of 75% of the votes entitled to be cast by the holders of all outstanding shares of the Company’s stock in order to be approved).

The affirmative vote of not less than 75% of the votes entitled to be cast by the holders of all outstanding shares of the Company’s stock then entitled to vote is required to approve our proposal to amend the Company’s Bylaws to give stockholders the authority to remove the Chief Executive Officer and President of the Company, our proposal to amend the Company’s Bylaws to increase stockholder authority with respect to determining the tenure of officers of the Company, our proposal to amend the Company’s Bylaws to protect stockholder authority to remove officers of the Company and the Pardus Proposal.

Pursuant to the Bylaws of the Company and Delaware law, each stockholder voting for the proposals is entitled to one vote for each share owned by such stockholder as of the record date. According to the Board of Directors’ Proxy Statement, any abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

CERTAIN STOCKHOLDERS OF THE COMPANY

The following table sets forth, as of December 29, 2005, the number and percent of outstanding shares of Common Stock beneficially owned by Liberation:

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned(1)
Liberation Investments L.P.	2,760,463	7.21%
11766 Wilshire Blvd
Suite #870
Los Angeles, CA 90025

Liberation Investments Ltd.	1,488,987	3.89%
11766 Wilshire Blvd
Suite #870
Los Angeles, CA 90025

Liberation Investments Group LLC	4,249,450	11.10%
11766 Wilshire Blvd.
Suite #870
Los Angeles, CA 90025

Emanuel R. Pearlman	4,284,450	11.19%
11766 Wilshire Blvd
Suite #870
Los Angeles, CA 90025

Above parties collectively	4,284,450	11.19%

(1)	Based on 38,285,905 shares of Common Stock outstanding as of December 20, 2005, as reported in the Board of Directors’ Proxy Statement filed with the Securities and Exchange Commission on December 27, 2005.

Liberation Investments Group LLC, a general partner of and discretionary investment adviser to Liberation Investments L.P. and Liberation Investments Ltd., may be deemed to indirectly beneficially own 4,249,450 shares (11.10%) of the Common Stock of the Company.

Mr. Pearlman is the General Manager, Chairman and Chief Executive Officer of Liberation Investments Group LLC and as such may be deemed to indirectly beneficially own 4,249,450 shares of the Common Stock of the Company. In addition, Mr. Pearlman is the direct beneficial owner of 35,000 shares of Common Stock issued pursuant to a Restricted Stock Agreement, dated September 20, 2001, as amended. In total, Mr. Pearlman may be deemed to own 4,284,450 (11.19%) of the Common Stock of the Company.

The Board of Directors’ Proxy Statement is expected to set forth information concerning the number and percentage of outstanding shares beneficially owned by (i) each person known by Bally to own more than 50 shares of the outstanding Common Stock, (ii) each director of Bally, (iii) the Chief Executive Officer and the four most highly compensated executive officers of Bally, and (iv) all executive officers and directors of Bally as a group, and reference is made thereto for such information.

PROXY SOLICITATION; EXPENSES

Liberation will bear the entire expense of preparing, assembling, printing and mailing this Proxy Statement and the GOLD Proxy Card and the cost of soliciting proxies.

The total cost of this proxy solicitation (including fees of attorneys, accountants, public relations or financial advisors, solicitors and advertising and printing expenses, litigation expenses and other incidental costs) is estimated to be approximately $430,000. Through December 29, 2005, Liberation has incurred approximately $200,000 of expenses in connection with this proxy solicitation. To the extent legally permissible, Liberation will seek reimbursement from the Company for the costs of this solicitation. Liberation does not currently intend to submit approval of such reimbursement to a vote of stockholders of the Company at a subsequent meeting unless it is required to do so by law.

In addition to this initial solicitation by mail, proxy solicitations may be made by (i) Liberation, (ii) Mr. Pearlman, the General Manager, Chairman and Chief Executive Officer of Liberation Investment Group LLC, (iii) Mr. Gregg E. Frankel, President of Liberation Investment Group LLC, and (iv) Ms. Nicole A. Jacoby, Director of Research of Liberation Investment Group LLC, without additional compensation, except for reimbursement of reasonable out-of-pocket expenses. Solicitations may be made by telephone, facsimile, electronic mail, hand delivery, messenger service, courier service, personal solicitors and other similar means. Liberation will pay to banks, brokers and other fiduciaries their reasonable charges and expenses incurred in forwarding proxy materials to their principals and in obtaining authorization for the execution of proxies.

Liberation has retained Innisfree M&A Incorporated to assist in the solicitation of proxies. Liberation will pay Innisfree M&A Incorporated a fee of not more than $75,000. Liberation has also agreed to reimburse Innisfree M&A Incorporated for its reasonable out-of-pocket expenses, which are currently estimated to be approximately $40,000. Innisfree M&A Incorporated will solicit proxies from individuals, brokers, banks, nominees and other institutional holders. Approximately 25 persons will be utilized by Innisfree M&A Incorporated in its solicitation efforts.

ADDITIONAL INFORMATION

Liberation has filed with the SEC a Statement on Schedule 13D and various amendments thereto which contain information in addition to that furnished herein. This Schedule 13D and any amendments thereto may be accessed free of charge at the website maintained by the SEC at www.sec.gov and from the Public Reference Section of the Securities and Exchange Commission located at 100 F Street N.E., Washington, D.C. 20549.

Liberation has omitted from this Proxy Statement certain disclosure that will be included in the Proxy Statements of the Board of Directors or Pardus. This disclosure will include, among other things, information concerning the Board of Directors’ nominees, current directors and executive officers of the Company, certain committees of the Board of Directors, director and executive compensation, an analysis of cumulative total returns on an investment in Common Stock during the past five years, audit services and fees of the Company’s auditors, securities of the Company held by its directors, nominees, management and 5% stockholders, procedures for nominating directors for election to the Board of Directors and submitting proposals for inclusion in the Company’s Proxy Statement at the next annual meeting.

An annual report to stockholders covering Bally’s fiscal year ended December 31, 2004, including financial statements, was filed with the SEC by the Company on November 30, 2005. Such annual report does not form any part of the material for the solicitation of proxies by Liberation.

Liberation does not make any representation as to the accuracy or completeness of the information contained in the annual report, the Board of Directors’ Proxy Statement, or Pardus’ Proxy Statement.

The information concerning the Company contained in this Proxy Statement has been drawn exclusively from publicly available information. Although Liberation is not aware of any reports that would cast doubt on the accuracy of the information relating to the Company contained in this Proxy Statement, it disclaims any responsibility for the accuracy or completeness of such information.

LIBERATION INVESTMENTS, L.P.

LIBERATION INVESTMENTS LTD.

LIBERATION INVESTMENT GROUP, LLC

MR. EMANUEL R. PEARLMAN

MR. GREGG E. FRANKEL

December 30, 2005

IF YOU HAVE ANY QUESTIONS OR REQUIRE ASSISTANCE, PLEASE CALL:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Stockholders Call Toll-Free:

888-750-5834

Banks and Brokers Call Collect:

212-750-5833

APPENDIX I

CERTAIN INFORMATION REGARDING THE PARTICIPANTS

Identity and Background of the Participants

Liberation Investments, L.P., is a Delaware limited partnership. Liberation Investments Ltd. is a private offshore investment corporation. Liberation Investment Group LLC is a Delaware limited liability company and the general partner of Liberation Investments, L.P. and discretionary investment adviser to Liberation Investments Ltd. Emanuel R. Pearlman is the General Manager, Chairman and Chief Executive Officer of Liberation Investment Group LLC. Mr. Gregg E. Frankel is the President of Liberation Investment Group LLC. The entities and persons identified in this paragraph are participants in the solicitation.

The business address of Liberation Investments, L.P. is 11766 Wilshire Blvd, Suite #870, Los Angeles, CA 90025.

The business address of Liberation Investments Ltd. is P.O. Box 31106 SMB Corporate Centre, West Bay Road, Grand Cayman, Cayman Islands.

The business address of Liberation Investment Group LLC is 11766 Wilshire Blvd, Suite #870, Los Angeles, CA 90025.

The business address of Emanuel R. Pearlman is 11766 Wilshire Blvd, Suite #870, Los Angeles, CA 90025.

The business address of Gregg E. Frankel is 770 Broadway, 2nd Floor, New York, NY 10003.

Liberation Investments, L.P. is the record owner of 100 shares of the Company’s Common Stock. Liberation Investments Ltd. is the record owner of 100 shares of the Company’s Common Stock. Emanuel Pearlman is the record owner of 35,000 shares of the Company’s Common Stock. None of the other participants is the record owner of any shares of the Company’s Common Stock.

Shares of Common Stock of Bally bought or sold by Liberation Investments, L.P. in the last two years:

Date	Amount Bought (Sold)	Price Per Share
4/29/04	57,950	4.1988
4/30/04	44,505	4.2249
4/30/04	24,150	4.2180
4/30/04	69,000	4.1900
5/03/04	34,500	4.2500
5/03/04	16,284	4.2625
5/04/04	25,600	4.1783
5/05/04	26,000	4.1700
5/05/04	16,380	4.1249
5/06/04	32,500	4.0951
5/06/04	2,860	4.1200
5/07/04	10,595	4.0456
5/07/04	142,220	4.0529
5/10/04	22,750	3.7403
5/10/04	8,450	3.7726
5/10/04	25,480	3.7634
5/13/04	20,150	3.8734
5/13/04	45,500	3.9045

Date	Amount Bought (Sold)	Price Per Share
5/14/04	32,500	3.9091
5/17/04	61,750	3.8628
5/18/04	65,000	3.7931
5/19/04	35,100	3.8895
5/19/04	32,500	3.8790
5/19/04	5,330	3.8500
5/20/04	99,450	3.7504
5/21/04	84,500	3.7227
6/01/04	39,000	4.3200
6/04/04	100,750	4.3729
6/07/04	91,000	4.6128
7/20/04	1,105	5.1900
8/4/04	19,520	5.0265
8/11/04	3,102	4.2900
8/12/04	16,500	4.2400
8/13/04	16,500	4.2085
8/20/04	9,636	4.0737
8/23/04	23,100	4.0400
8/24/04	13,200	4.0155
8/26/04	73,326	3.9284
8/27/04	6,600	3,9900
8/27/04	23,760	3,9894
8/30/04	10,428	3,9600
8/31/04	19,272	3.9649
8/31/04	33,000	3.9670
9/1/04	33,000	3.9700
9/7/04	13,200	3.6650
9/9/04	13,200	3.5017
9/9/04	39,600	3.5347
9/10/04	6,600	3.4550
9/17/04	10,560	3.3850
9/20/04	33,000	3.3368
10/8/04	33,000	3.8520
10/11/04	46,200	3.8057
10/19/04	23,166	3.8504
10/21/04	13,266	3.8299
10/26/04	49,500	3.9331
10/28/04	13,200	4.0400
12/8/04	32,500	3.6851
12/8/04	42,250	3.7231
12/9/04	16,250	3.7110
12/9/04	26,000	3.8045
12/10/04	23,270	3.8208
12/13/04	10,238	3.7391
12/14/04	23,335	3.7851
12/16/04	6,500	3.6398
12/20/04	13,000	3.5421
12/21/04	12,100	3.5299
12/23/04	13,000	3.6383
12/28/04	16,250	3.7900
12/29/04	6,500	3.9183

Date	Amount Bought (Sold)	Price Per Share
1/5/05	26,000	4.0088
1/7/05	(27,950)	4.6469
2/9/05	46,475	4.1732
2/10/05	21,450	3.8800
5/4/05	487,500	3.0400
12/28/05	58,500	5.8857
12/29/05	39,000	6.2217

Shares of Common Stock of Bally bought or sold by Liberation Investments Ltd. in the last two years:

Date	Amount Bought (Sold)	Price Per Share
4/29/04	37,050	4.1988
4/30/04	19,995	4.2249
4/30/04	10,850	4.2180
4/30/04	31,000	4.1900
5/03/04	15,500	4.2500
5/03/04	7,316	4.2625
5/04/04	14,400	4.1783
5/05/04	14,000	4.1700
5/05/04	8,820	4.1249
5/06/04	17,500	4.0951
5/06/04	1,540	4.1200
5/07/04	5,705	4.0456
5/07/04	76,580	4.0529
5/10/04	12,250	3.7403
5/10/04	4,550	3.7726
5/10/04	13,720	3.7634
5/13/04	10,850	3.8734
5/13/04	24,500	3.9045
5/14/04	17,500	3.9091
5/17/04	33,250	3.8628
5/18/04	35,000	3.7931
5/19/04	18,900	3.8895
5/19/04	17,500	3.8790
5/19/04	2,870	3.8500
5/20/04	53,550	3.7504
5/21/04	45,500	3.7227
6/01/04	21,000	4.3200
6/04/04	54,250	4.3729
6/07/04	49,000	4.6128
7/20/04	595	5.1900
7/28/04	5,900	5.0900
8/3/04	10,000	5.0300
8/4/04	20,980	5.0265
8/11/04	1,598	4.2900
8/12/04	8,500	4.2400
8/13/04	8,500	4.2085
8/20/04	4,964	4.0737
8/23/04	11,900	4.0400
8/24/04	6,800	4.0155
8/26/04	37,774	3.9284

Date	Amount Bought (Sold)	Price Per Share
8/27/04	3,400	3,9900
8/27/04	12,240	3,9894
8/30/04	5,372	3,9600
8/31/04	9,928	3.9649
8/31/04	17,000	3.9670
9/1/04	17,000	3.9700
9/7/04	6,800	3.6650
9/9/04	6,800	3.5017
9/9/04	20,400	3.5347
9/10/04	3,400	3.4550
9/17/04	5,440	3.3850
9/20/04	17,000	3.3368
10/8/04	17,000	3.8520
10/11/04	23,800	3.8057
10/19/04	11,934	3.8504
10/21/04	6,834	3.8299
10/26/04	25,500	3.9331
10/28/04	6,800	4.0400
12/8/04	17,500	3.6851
12/8/04	22,750	3.7231
12/9/04	8,750	3.7110
12/9/04	14,000	3.8045
12/10/04	12,530	3.8208
12/13/04	5,512	3.7391
12/14/04	12,565	3.7851
12/16/04	3,500	3.6398
12/20/04	7,000	3.5421
12/21/04	6,500	3.5299
12/23/04	7,000	3.6383
12/28/04	8,750	3.7900
12/29/04	3,500	3.9183
1/5/05	14,000	4.0088
1/7/05	(15,050)	4.6469
2/9/05	25,025	4.1732
2/10/05	11,550	3.8800
5/4/05	262,500	3.0400
12/28/05	31,500	5.8857
12/29/05	21,000	6.2217

Debt securities of Bally bought or sold by Liberation Investments, L.P. in the last two years:

Debt	Date	Amount Bought (Sold)	Price Per Unit
9 7/8% Senior Subordinated Notes due 2007	11/16/04	1,300,000	80.750
9 7/8% Senior Subordinated Notes due 2007	11/16/04	650,000	81.000
9 7/8% Senior Subordinated Notes due 2007	1/5/05	(1,950,000)	87.750
9 7/8% Senior Subordinated Notes due 2007	4/28/05	480,000	82.250
9 7/8% Senior Subordinated Notes due 2007	9/8/05	(480,000)	89.500

Debt securities of Bally bought or sold by Liberation Investments Ltd. in the last two years:

Debt	Date	Amount Bought (Sold)	Price Per Unit
9 7/8% Senior Subordinated Notes due 2007	11/16/04	700,000	80.750
9 7/8% Senior Subordinated Notes due 2007	11/16/04	350,000	81.000
9 7/8% Senior Subordinated Notes due 2007	1/5/05	(1,050,000)	87.750
9 7/8% Senior Subordinated Notes due 2007	4/28/05	259,000	82.250
9 7/8% Senior Subordinated Notes due 2007	9/8/05	(259,000)	89.500

* * *

Except as set forth in this Proxy Statement (including the Schedules and Appendices hereto), none of Liberation Investments, L.P., Liberation Investments Ltd., Liberation Investment Group LLC, Mr. Pearlman, Mr. Frankel nor any of their respective affiliates or associates, directly or indirectly:

•	beneficially owns any shares of Common Stock of the Company or any securities of any parent or subsidiary of the Company;

•	has had any relationship with the Company in any capacity other than as a stockholder;

•	has been a party to any transaction, or series of similar transactions, since January 1, 2003, nor is any currently proposed transaction known to any of them, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any of them or their respective affiliates or associates had, or will have, a direct or indirect material interest;

•	has entered into any agreement or understanding with any person with respect to any future employment by the Company or its affiliates or any future transactions to which the Company or any of its affiliates will or may be a party;

•	has a contract, arrangement or understanding within the past year with any person with respect to the Company’s securities;

•	has any agreement, arrangement or understanding with any person with respect to any future employment with the Company or any of its affiliates or with respect to any future transactions to which Company or any of its affiliates may be a party; or

•	is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material legal proceeding.

In the past, Mr. Pearlman has acted as an advisor and an “employee consultant” to the Company from time to time with respect to various financing and acquisition activities and has received customary fees and compensation for such services. During 2003, the Company paid Gemini Partners II L.P., a company affiliated with Mr. Pearlman, $206,056.19 in consulting and advisory fees. Mr. Pearlman is not presently providing any consulting or advisory services to the Company.

On June 19, 2003, Mr. Pearlman and the Company entered into an agreement pursuant to which Mr. Pearlman was retained to provide advisory services to the Company with respect to various financing activities. In consideration of such services, Mr. Pearlman was paid $70,000 in cash (which is included in the $206,056.19 amount described above) and was entitled to retain certain restricted stock previously issued to him without the risk of forfeiture due to the termination of his services. Mr. Pearlman and the Company executed an Amendment to Restricted Stock Award Agreement, effective July 30, 2003. The purpose of the amendment was to amend the terms of a restricted stock award pursuant to which Mr. Pearlman was granted 35,000 shares of restricted stock to provide that the restricted stock would not be forfeited upon termination of Mr. Pearlman’s employment.

Pending Litigation

In Liberation Investments, L.P., et al., v. Bally Total Fitness Holding Corporation and Paul A. Toback, Del. Ch. C.A. No. 1833-N, filed December 11, 2005 in the Delaware Court of Chancery in connection with the Company’s adoption and threatened use of a “stockholder rights plan” dated October 18, 2005 (the “Poison Pill”), Liberation is seeking an order declaring that the Board of Director’s adoption of the Management Protection Provision (the “Provision”) in the Poison Pill was a breach of fiduciary duty, that the use of the Provision to threaten Liberation or any other stockholder was an inequitable manipulation of the Board of Directors’ and management’s authority, and to preliminarily and permanently enjoin the Company from attempting to enforce the Provision or the Poison Pill against Liberation or any other stockholder. This proceeding is currently pending, and, while Liberation is unable to make a prediction as to its outcome, we believe that, based on the merits of our claim, we will prevail in this case.

In Bally Total Fitness Holding Corp. v. Liberation Investments, L.P., et al., Del. Ch. C.A. No. 1820-N, filed December 5, 2005 in the Delaware Court of Chancery, the Company is seeking a declaratory judgment based upon the allegation that Liberation’s stockholder proposal is invalid because it seeks to amend the Company’s bylaws in a manner that violates the Company’s charter and the Delaware General Corporation Law (“DGCL”). Liberation maintains that its stockholder proposal is consistent with both the Company’s charter and the DGCL, which expressly provide for such amendments and allow shareholders to elect or remove corporate officers. This proceeding is currently pending, and, while Liberation is unable to make a prediction as to its outcome, we believe that the Company’s claim is without merit and that we will ultimately prevail in this case.

In Bally Total Fitness Holding Corp. v. Liberation Investments, L.P., et al., C.A. No. 05-841-JJF, filed on December 5, 2005 in the United States District Court for the District of Delaware (the “District Court”), the Company sought, but subsequently withdrew, a temporary restraining order against Liberation and Mr. Pearlman based upon alleged violations of the Securities Exchange Act of 1934 arising out of the proxy solicitation materials provided in connection with Liberation’s stockholder proposals. The Company is currently seeking preliminary injunctive relief in the action. Liberation maintains that there is no basis for relief because the proxy solicitation materials complied with all applicable securities laws and regulations. This proceeding is currently pending, and, while Liberation is unable to make a prediction as to its outcome, we believe that the Company’s claim is without merit and that we will ultimately prevail in this case.

In submissions made by the Company to the District Court, the Company claims that Liberation’s proxy solicitation materials provided in connection with its stockholder proposals should contain further information and representations. Without conceding that any of the requested information is either required or relevant to shareholder consideration of Liberation’s stockholder proposals, Liberation makes the following disclosures for the purpose of mooting wasteful and costly litigation commenced by the Company’s management. The Company’s complaint is available in its latest filings with the Securities and Exchange Commission, including the Company’s Form 8-K filed on December 7, 2005. In addition, a December 10, 2005 letter, in which the Company lists the alleged deficiencies with Liberation’s preliminary proxy statement, is available in Liberation’s Schedule 13D Amendment filed on December 14, 2005.

Disclosures Regarding Mr. Pearlman’s Historical Relationship with Bally

Bally’s Allegations	Liberation’s Responses

1. Bally alleges that Liberation and Mr. Pearlman did not disclose Mr. Pearlman’s “close personal and professional association with Bally’s former management team, including Lee Hillman”:	Mr. Pearlman maintains a personal relationship with Mr. Hillman, the former Chief Executive Officer of the Company. Mr. Pearlman maintains no relationship with any other member of the Company’s former management team.

Bally’s Allegations	Liberation’s Responses

2. Bally alleges that Liberation and Mr. Pearlman did not disclose “Hillman’s and The Lee S. Hillman Revocable Trust’s investment in [the Liberation entities] and [Hillman’s] advisory role with respect to the Liberation entities”:	The Lee S. Hillman Revocable Trust is currently a small limited partner in Liberation Investments, L.P., whose investment represents no more than 0.38% of the capital of Liberation Investments, L.P. and no more than 0.26% of the aggregate capital in both funds. Mr. Hillman plays no role, advisory or otherwise, in the business activities of the funds or any other entity controlled by Mr. Pearlman. Mr. Pearlman plays no role and has no ownership interest in Mr. Hillman’s company, which despite the similarity in name, bears no affiliation with any of Mr. Pearlman’s Liberation entities.

3. Bally alleges that Liberation and Mr. Pearlman did not disclose Mr. Pearlman’s “status as an employee consultant to Bally and [his being] part of the management team led by Hillman (as opposed to merely being an ‘advisor’ as the proxy statement currently states)”:	When Mr. Pearlman was an advisor to Bally, he was considered by the Company as an “employee consultant”. Mr. Pearlman acted as an “employee consultant” from time to time from 1996 to 2000, and from 2001 to 2003. However, Mr. Pearlman played no role in the management of the Company or the preparation of Company financial statements, and had no involvement in the Company’s accounting practices.

4. Bally alleges that Liberation and Mr. Pearlman did not disclose “the fact that Bally’s Audit Committee concluded that the financial statements issued by Bally during Hillman’s tenure were required to be restated and that the errors therein were a direct result of the ‘culture...that encouraged aggressive accounting’ that existed under Hillman’s leadership”:	Liberation and Mr. Pearlman acknowledge that the quoted language on the left was made by the Company’s Audit Committee, but continue to find no relevant connection between those conclusions and the stockholder proposals in Liberation’s proxy solicitation materials.

Disclosures Regarding Liberation’s and Mr. Pearlman’s Motives

The Company claims that Liberation should disclose that it and Mr. Pearlman have certain motives in seeking approval for stockholder proposals that would permit shareholders to remove the Chief Executive Officer and to remove Mr. Toback from that office. Liberation and Mr. Pearlman deny the following motives claimed by the Company:

Bally’s Allegations	Liberation’s Responses

1. Bally alleges that Liberation and Mr. Pearlman desire “to displace current management”:	Liberation and Mr. Pearlman deny any current motive to displace any member of current management other than Mr. Toback. The purpose of the stockholder proposal is to displace Mr. Toback only.

2. Bally alleges that Liberation and Mr. Pearlman desire “to make it appear that current management is to blame for the accounting errors leading to the Company’s restatements” of its Financial Statements:	Liberation and Mr. Pearlman have not made and do not intend during this proxy solicitation to make any such claim.

3. Bally alleges that Liberation and Mr. Pearlman desire “to deflect attention from the fact that an independent investigation found Hillman and former management responsible for the ‘culture. . . that encouraged aggressive accounting’ that led to those errors”:	Liberation and Mr. Pearlman have no such intention.

Bally’s Allegations	Liberation’s Responses

4. Bally alleges that Liberation and Mr. Pearlman desire “to prevent current management from taking action against Hillman”:	Liberation and Mr. Pearlman have not prevented and do not intend to prevent current management or the Board of Directors from taking whatever actions are in the Company’s interests, including action against Mr. Hillman. Liberation only seeks a shareholder vote on removal of a single officer, Mr. Toback.

5. Bally alleges that Liberation and Mr. Pearlman desire “to retaliate against current management for the Audit Committee’s independent investigation”:	Liberation and Mr. Pearlman have not and do not seek any such retaliation. Liberation seeks only the removal of one member of current management.

Other Bally Allegations Regarding Liberation’s Intentions

Bally’s Allegations	Liberation’s Responses

1. Bally alleges that “at the time [Liberation and Mr. Pearlman] sought redemption of Bally’s Stockholder Rights Plan, and disclaimed any present intention to purchase additional stock, [Liberation and Mr. Pearlman] in fact intended to purchase additional shares, as evidenced by their subsequent purchases which more than doubled their holdings”:	Liberation has purchased significant amounts of Company stock since it successfully sought the redemption of the Company’s Stockholder Rights Plan. As evident in its filings with the Securities and Exchange Commission at the time in connection with the redemption, Liberation consistently stated that it may purchase additional shares. In Liberation’s Schedule 13D Amendment filed on July 13, 2004, Liberation clearly stated that “[it] intends to monitor and review the Company’s redemption of its stockholder rights plan and the Company’s policies with respect thereto…it may pursue alternatives to maximize the value of their investment in the Company. Such alternatives could include, without limitation, (i) the purchase of additional Common Stock in the open market, in privately negotiated transactions or otherwise...”

2. Bally alleges that Liberation and Mr. Pearlman “intended by accumulating shares in excess of [10%] of the total outstanding shares at Bally, to trigger the vesting of shares of restricted stock granted to Mr. Pearlman and others under the Company’s Long Term Incentive Plan”:	Liberation and Mr. Pearlman deny any such intention in purchasing over 10% of the outstanding stock, and know of no reason that the purchases should have any relevance to a shareholder vote on the removal of Mr. Toback. Indeed, Mr. Pearlman has been very critical of the propriety of the vesting and has urged all recipients to give back their shares to the Company and offered to do so himself, as evident in Liberation’s letter dated December 6, 2005, to the Board of Directors of the Company, filed with Liberation’s Schedule DFAN14A dated December 7, 2005.

3. Bally alleges that Liberation and Mr. Pearlman are working “in concert [with Hillman and Pardus] in order to elect Pardus’ slate of proposed directors, including Kornstein”:	While Liberation may vote to support the Pardus slate of proposed directors—two of which are now supported by the Company—Liberation and Mr. Pearlman are not working in concert with Pardus to accomplish their election. In fact, Liberation specifically expresses no opinion and makes no recommendation with respect to the Pardus nominees throughout its proxy statement.

Bally’s Allegations	Liberation’s Responses

4. Bally alleges that Mr. Pearlman did not disclose “the fact that Kornstein has long been affiliated with [him]”:	Don R. Kornstein, one of Pardus’ director nominees, was suggested as a possible candidate by Mr. Pearlman. During the 17 years of their acquaintance, Mr. Pearlman has been involved in a few business relationships with Mr. Kornstein. In 1988, while Mr. Kornstein was a senior managing director at Bear Stearns, the firm was retained by Mr. Pearlman in connection with an unsolicited bid for Arkansas Best. Mr. Pearlman, on the other hand, was retained by Jackpot Enterprises, Inc. to advise on a single mergers and acquisitions deal during Mr. Kornstein’s tenure as an officer and director of the company from 1994 to 2000. In 2003, Mr. Pearlman nominated Messrs. Hillman and Kornstein for election to the Board of Directors of another company, namely, InterTan, Inc., in a proxy contest which ultimately resulted in settlement. Currently, Mr. Pearlman has no business relationship with Mr. Kornstein, other than the small investment that Mr. Kornstein and his wife have jointly made in Liberation Investments, L.P., which investment represents no more than 0.38% of the capital of Liberation Investments, L.P., and no more than 0.26% of the aggregate capital of both funds.

5. Bally alleges that Mr. Pearlman did not disclose his “involvement in other proxy contests where he nominated Hillman and Kornstein to his proposed insurgent slate, his involvement in prior corporate takeover attempts, his history of using proxy contests to force a company to either accede to his demands or face replacement of their management and boards, and his being sued in connection with such actions for not stating his true intentions in disclosures required by the SEC”:	See Liberation’s response above for the specific proxy contest in which Mr. Pearlman nominated Mr. Hillman and Mr. Kornstein to the board. The investment objective of the Liberation funds is to maximize total return for each investment by employing activist strategies to promote necessary changes in a target company and thereby increase shareholder value. In fact, one of the Company’s current directors, J. Kenneth Looloian, was nominated by Mr. Pearlman as a director candidate in a proxy contest for Healthco International, Inc. Hence, Mr. Pearlman and/or Liberation have been involved in other proxy contests, some of which have resulted in litigation. Mr. Pearlman disputes the Company’s pejorative characterization of his and Liberation’s “involvement in other proxy contests”.

[FORM OF PROXY CARD]

THIS PROXY IS SOLICITED BY LIBERATION INVESTMENTS, L.P.

AND LIBERATION INVESTMENTS LTD. (TOGETHER WITH CERTAIN OF THEIR

AFFILIATES, “LIBERATION”) IN OPPOSITION TO THE BOARD OF DIRECTORS

OF BALLY TOTAL FITNESS HOLDING CORPORATION

The undersigned hereby appoints Emanuel R. Pearlman, Gregg E. Frankel and Nicole A. Jacoby, and each of them, the proxy or proxies of the undersigned, with full power of substitution, and hereby authorizes them to vote, as provided below, all shares of Common Stock, par value $.01 per share, of Bally Total Fitness Holding Corporation (“Bally”) which the undersigned would be entitled to vote if personally present at the Annual Meeting of the Stockholders of Bally to be held on January 26, 2006, and at any and all adjournments or postponements thereof (the “Annual Meeting”). The undersigned hereby revokes any previous proxies with respect to any and all matters to be voted upon at the Annual Meeting.

THIS PROXY WILL BE VOTED AS INSTRUCTED, BUT IF NO INSTRUCTION IS GIVEN, IT WILL BE VOTED AS FOLLOWS: IN THE DISCRETION OF THE PROXIES WITH RESPECT TO THE NOMINEES IN ITEM 1; FOR THE PROPOSALS IN ITEMS 2, 3, 4 AND 5; ABSTAIN WITH RESPECT TO THE PROPOSAL IN ITEM 6; AGAINST THE PROPOSAL IN ITEM 7; ABSTAIN WITH RESPECT TO THE PROPOSAL IN ITEM 8; AND IN THE DISCRETION OF THE PROXIES, UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

LIBERATION RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS IN ITEMS 2, 3, 4 AND 5, AGAINST THE PROPOSAL IN ITEM 7 AND FOR ITEM 9. WE MAKE NO RECOMMENDATION WITH RESPECT TO THE NOMINEES IN ITEM 1, THE PROPOSAL IN ITEM 6 OR THE PROPOSAL IN ITEM 8. TO VOTE IN ACCORDANCE WITH LIBERATION’S RECOMMENDATIONS AND GRANT THE PROXIES DISCRETION WITH RESPECT TO THE NOMINEES IN ITEM 1, JUST SIGN, DATE AND RETURN THIS PROXY; NO BOXES NEED TO BE CHECKED.

[REVERSE]

1.	Election of Directors.

Instruction: To vote FOR the election of any of the nominees named below, please mark FOR in the corresponding box. To withhold authority to vote for the election of any of the nominees named below, please mark WITHHOLD in the corresponding box.

FOR	WITHHOLD	Nominees	Nominated By
☐	☐	Charles J. Burdick	Bally and Pardus
☐	☐	Barry R. Elson	Bally and Pardus
☐	☐	Don R. Kornstein	Pardus

		FOR	AGAINST	ABSTAIN
2.	Liberation’s Proposal to Give Stockholders the Authority to Remove the Chief Executive Officer and President of Bally	☐	☐	☐

3.	Liberation’s Proposal to Increase Stockholder Authority in Determining the Tenure of Bally’s Officers	☐	☐	☐

4.	Liberation’s Proposal to Protect Stockholder Authority to Remove Bally’s Officers	☐	☐	☐

5.	Liberation’s Proposal to Remove Paul A. Toback as Chief Executive Officer and President of Bally’s Board of Directors	☐	☐	☐

6.	Pardus’ Proposal to Repeal Any Amendments to the Bylaws Made by Bally’s Board of Directors from May 26, 2005 Through the Annual Meeting	☐	☐	☐

7.	Bally’s Proposal to Approve the 2006 Omnibus Equity Compensation Plan	☐	☐	☐

8.	Bally’s Proposal to Ratify the Appointment of KPMG LLP as Independent Auditor for the Company for the Fiscal Year Ending December 31, 2005	☐	☐	☐

9.	In the Discretion of the Proxies With Respect to Any Other Matters as May Properly Come Before the Annual Meeting.	☐	☐	☐

The undersigned hereby acknowledges receipt of the Proxy Statement of Liberation dated December 30, 2005.

Dated:

Signature:

Signatures, if held jointly:

Title or Authority:

Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee, broker, bank nominee, guardian, or in any other similar capacity, please include your full title. If a corporation, please sign in corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person. This proxy votes all shares held in all capacities.